UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  June 15, 2004


                     GS AUTO LOAN TRUST 2004-1
        ------------------------------------------------------------

              (Exact name of registrant as specified in its charter)

New York                        333-101904-02           51-6548509
--------------------------------------------------------------------
(governing law of                 (Commission           (IRS EIN)
Sales and Servicing Agreement)    File Number)
(State or other
jurisdiction
of Incorporation)




       Wells Fargo Bank, N.A.
       6th Street and Marquette Avenue
       Minneapolis, MN                                        55479
--------------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (612) 667-8058


       (Former name or former address, if changed since last report)



ITEM 5.  Other Events

On June 15, 2004 a distribution was made to holders of GS AUTO LOAN TRUST 2004-1



ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                  Description

           EX-99.1 Monthly report distributed to holders of GS Auto Loan Trust 2004-1 relating to the June 15, 2004 distribution




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     GS AUTO LOAN TRUST 2004-1


             By:    Wells Fargo Bank, NA as Trustee
             By:   /s/   Edna Barber, Assistant Vice President
             By:    Edna Barber, Assistant Vice President

             Date:   6/18/04
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of GS AUTO LOAN TRUST 2004-1, relating to the June 15, 2004 distribution






                   EX-99.1

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GS AUTO LOAN TRUST 2004-1




Record Date:            6/14/04
Distribution Date:      6/15/04


GS AUTO LOAN TRUST 2004-1

Contact:
         Wells Fargo Bank, N.A.
         6th Street and Marquette Avenue
         Minneapolis, MN 55479
         Telephone: (612) 667-8058
         Fax:       (612) 667-3529




                                              Distribution Summary




GS Auto Loan Trust 2004-1
Statement to Certificateholders
June 15, 2004




                        DISTRIBUTION IN DOLLARS

        ORIGINAL        BEGINNING                                                                               ENDING
        FACE            PRINCIPAL                                                       UNPAID          UNPAID       PRINCIPAL
CLASS   VALUE           BALANCE         PRINCIPAL       INTEREST        TOTAL           PRINCIPAL       INTEREST     BALANCE

A-1     336,137,000.00  198,271,264.06  41,613,268.63   177,287.56      41,790,556.18       0.00            0.00     156,657,995.44
A-2     297,914,000.00  297,914,000.00           0.00   372,392.50         372,392.50       0.00            0.00     297,914,000.00
A-3     314,944,000.00  314,944,000.00           0.00   559,025.60         559,025.60       0.00            0.00     314,944,000.00
A-4     224,081,000.00  224,081,000.00           0.00   494,845.54         494,845.54       0.00            0.00     224,081,000.00
B        56,587,000.00   56,587,000.00           0.00   101,385.04         101,385.04       0.00            0.00      56,587,000.00
C        26,704,000.00   26,704,000.00           0.00    59,638.93          59,638.93       0.00            0.00      26,704,000.00
D        29,248,000.00   29,248,000.00           0.00   121,866.67         121,866.67       0.00            0.00      29,248,000.00
Cert              0.00            0.00           0.00         0.00               0.00       0.00            0.00               0.00




                        FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                        BEGINNING                                                       ENDING                  Interest
CLASS   CUSIP           PRINCIPAL       PRINCIPAL       INTEREST        TOTAL           PRINCIPAL       Class   Rate

A-1     36292RAJ10        589.85254246  123.79853640    0.52742648      124.32596288      466.05400606  A-1     1.11%
A-2     36292RAK7       1,000.00000000    0.00000000    1.25000000        1.25000000    1,000.00000000  A-2     1.50%
A-3     36292RAL5       1,000.00000000    0.00000000    1.77500000        1.77500000    1,000.00000000  A-3     2.13%
A-4     36292RAM3       1,000.00000000    0.00000000    2.20833333        2.20833333    1,000.00000000  A-4     2.65%
B       36292RAN1       1,000.00000000    0.00000000    1.79166667        1.79166667    1,000.00000000  B       2.15%
C       36292RAP6       1,000.00000000    0.00000000    2.23333333        2.23333333    1,000.00000000  C       2.68%
D       36292RAQ4       1,000.00000000    0.00000000    4.16666667        4.16666667    1,000.00000000  D       5.00%



        Collections received with respect to the receivables
                Payments Collected Attributed to Principal                              $21,973,257.65
                Accounts Paid in Full                                                    16,270,980.48
                Liquidated Receivables (including Cram-downs)                               543,158.31
                Repurchased Receivables                                                      66,451.49
                        Available Principal                                              38,853,847.93

                Payments Collected Attributed to Interest                                 5,927,463.40
                        Total Available Funds                                           4 4,781,311.33

        Other Pool Balance Reductions
                Small Balance write offs                                                      1,304.29
                Other Principal Reductions                                                        0.00



        Principal Allocations
                Regular Principal Allocation                                             27,726,363.44
                Regular Principal Allocation per $1,000 origianl principal balance         21.56661477
                First Allocation of Principal                                                     0.00
                First Allocation of Principal per $1,000 original principal balance         0.00000000
                Second Allocation of Principal                                                    0.00
                Second Allocation of Principal per $1,000 original principal balance        0.00000000
                Third Allocation of Principal                                            13,886,905.18
                Third Allocation of Principal per $1,000 original principal balance        10.80176039

                Pool Balance and Pool Factor
                Beginning Pool Balance                                                1,144,101,458.00
                Beginning Pool Factor                                                      0.899713871
                Ending Pool Balance                                                   1,104,614,358.88
                Ending Pool Factor                                                         0.868661476

                Principal Payment Amounts
                Class A-1 Principal Payment Amount                                       41,613,268.63
                 increase / (decrease) in Class A-1 unpaid principal                              0.00
                Class A-1 previously due and unpaid principal                                     0.00

                Class A-2 Principal Payment Amount                                                0.00
                 increase / (decrease) in Class A-2 unpaid principal                              0.00
                Class A-2 previously due and unpaid principal                                     0.00

                Class A-3 Principal Payment Amount                                                0.00
                 increase / (decrease) in Class A-3 unpaid principal                              0.00
                Class A-3 previously due and unpaid principal                                     0.00

                Class A-4 Principal Payment Amount                                                0.00
                 increase / (decrease) in Class A-4 unpaid principal                              0.00
                Class A-4 previously due and unpaid principal                                     0.00

                Class B Principal Payment Amount                                                  0.00
                 increase / (decrease) in Class B unpaid principal                                0.00
                Class B previously due and unpaid principal                                       0.00

                Class C Principal Payment Amount                                                  0.00
                 increase / (decrease) in Class C unpaid principal                                0.00
                Class C previously due and unpaid principal                                       0.00

                Class D Principal Payment Amount                                                  0.00
                 increase / (decrease) in Class D unpaid principal                                0.00
                Class D previously due and unpaid principal                                       0.00

                Certificate Distribution Amount                                                   0.00


                Interest Payment Amounts
                Class A-1 Interest Payment Amount                                           177,287.56
                 increase / (decrease) in Class A-1 unpaid interest                               0.00
                Class A-1 previously due and unpaid interest                                      0.00

                Class A-2 Interest Payment Amount                                           372,392.50
                 increase / (decrease) in Class A-2 unpaid interest                               0.00
                Class A-2 previously due and unpaid interest                                      0.00

                Class A-3 Interest Payment Amount                                           559,025.60
                 increase / (decrease) in Class A-3 unpaid principal                              0.00
                Class A-3 previously due and unpaid interest                                      0.00

                Class A-4 Interest Payment Amount                                           494,845.54
                 increase / (decrease) in Class A-4 unpaid interest                               0.00
                Class A-4 previously due and unpaid interest                                      0.00

                Class B Interest Payment Amount                                             101,385.04
                 increase / (decrease) in Class B unpaid principal                                0.00
                Class B previously due and unpaid interest                                        0.00

                Class C Interest Payment Amount                                              59,638.93
                 increase / (decrease) in Class C unpaid interest                                 0.00
                Class C previously due and unpaid interest                                        0.00

                Class D Interest Payment Amount                                             121,866.67
                 increase / (decrease) in Class D unpaid interest                                 0.00
                Class D previously due and unpaid interest                                        0.00

                Certificates                                                                       n/a


        Fees Paid
                 Net Servicing Fee                                                           19,068.36
                 Amount Net Servicing Fee not paid                                                0.00
                 Repayment of prior unpaid Net Servicing Fees                                     0.00
                 Net Servicing Fee paid to Servicer                                          19,068.36
                 Net Servicing Fee per $1,000 original principal balance                   0.014995231

                 cumulative balance of unpaid Net Servicing Fee                                   0.00

                Receivables Servicer Supplement Payment Amount
                  Ford Credit                                                               262,550.59
                  Huntington                                                                690,867.30
                    Total Receivables Servicer Supplement Payment Amount                    953,417.88
                    Total Receivables Servicer Supplement Payment Amount
                    per $1,000 original principal balance                                  0.749761559

                Reimbursement of Servicing Advances                                            9805.00
                Reimbursement of Servicing Advances per $1,000 original principal balance  0.007710588

                Reimbursement of Prior Month Interest Advances                              298,476.29
                Reimbursement of Prior Month Interest Advances
                per $1,000 original principal balance                                      0.234719794

                Owner Trustee Fee                                                               833.33
                Owner Trustee Fee per $1,000 original principal balance                    0.000655328

                Indenture Trustee Fee                                                             0.00
                Indenture Trustee Fee per $1,000 original principal balance                0.000000000

        Total Distributions                                                              44,781,311.33


        Current Period Losses
                Realized Losses                                                             642,605.66
                Cram Down Losses                                                                  0.00

        Current Period Liquidated or Purchased Receivables
                Purchase Amount of Receivables repurchased                                   66,451.49

                Liquidated Receivables                                                    1,175,498.87



        Delinquency Information

                Group Totals
                                        Principal
                Period          Number  Balance         Percentage

                30 - 59 days    463     7,112,524.28    0.64%
                60 - 89 days    105     1,603,224.77    0.15%
                90 + days       71      1,201,999.16    0.11%
                Totals          639     9,917,748.21    0.90%

        Repossession Information (Total Inventory)
                Number of Receivables as to which vehicles have been Repossessed                   78
                Balance of Receivables as to which vehicles have been Repossessed        1,318,210.67

        Extension Information
                Number of Extensions Granted                                                    1,290
                Principal Balance of Receivables to which Extensions were Granted       19,717,249.68

        Overcollateralization Amounts
                  Beginning Target Overcollateralization Level                          22,882,029.16
                  Ending Target Overcollateralization Level                             22,092,287.18


        Three-Month Annualized Net Loss Ratio                  0.38%

        Cumulative Net Loss Ratio                              0.09%

        Annualized Net Loss Ratio                              0.61%

        WAC                                                     6.36

        WAM                                                    48.13





























































































































































































































































































































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